UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Under Rule 14a-12
YAHOO! INC.

(Name of Registrant as Specified In Its Charter)
VERIZON COMMUNICATIONS INC.

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Excerpt of transcript of Verizon Communications Inc. ("Verizon") at the Morgan Stanley Technology, Media & Telecom Conference on February 28, 2017, which transcript was posted on Verizon's website on March 1, 2017.

Event Name: Morgan Stanley Technology, Media & Telecom Conference

Event Date: 2017-02-28

Time: 16:00:00 UTC

Conference Call Participants: Simon Flannery Morgan Stanley – Analyst

Corporate Participants: Matt Ellis Verizon Communications Inc. – EVP and CFO

Presentation

. . .

Simon Flannery: So you have a new agreement on Yahoo where you've got a new purchase price; you've had some arrangements around the liabilities. Can you just update us on that and what's the timeline now to closing? Then what's the opportunity financially, both in terms of accretion but also in terms of the ability to drive digital advertising revenue, combine it with AOL, and so forth?

Matt Ellis: If you read the announcement last week, we had the price renegotiation as a result of the breach, as we also have a liability sharing arrangement as we go forward here so if there are future liabilities related to those breaches we will share in those. The original agreement would've assumed that we had all of those liabilities going forward.

We think that was a good outcome for both sides. It allows us to hopefully progress the deal. From a timing standpoint, it's really in Yahoo's court right now. They've got to get through -- filing their revised proxy statement and have a shareholder vote. That's the biggest step between where we are today and closing the transaction.

There's a lot of good work that's been going on. Tim Armstrong and his team, they have been working with the Yahoo team on various different integrations streams so that as soon as we close we've made a lot of good progress and ready to immediately start working together and put the two companies together.

In terms of the trajectory of the business, in 2017 I think you will see both businesses be in line with their current trajectories that they are on and we will start to see really the synergies will kick in once we get the integration underway. I know that's certainly a larger impact in 2018 than 2017. But if we bring those additional eyeballs that Yahoo will bring to the AOL ad tech platform, we think there's a significant opportunity there and look forward to that growing as we move into 2018 and beyond.

. . .

Important Additional Information and Where to Find It

On September 9, 2016, Yahoo! Inc. ("Yahoo") filed with the Securities and Exchange Commission (the "SEC") a preliminary proxy statement regarding the proposed sale of Yahoo's operating business to Verizon Communications Inc. ("Verizon") and related transactions, and the definitive version of which will be sent or provided to Yahoo stockholders. BEFORE MAKING ANY VOTING DECISION, YAHOO'S STOCKHOLDERS ARE STRONGLY ADVISED TO READ YAHOO'S PROXY STATEMENT IN ITS ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO WHEN THEY BECOME AVAILABLE) AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTIONS OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. Investors and stockholders can obtain a free copy of Yahoo's proxy statement, any amendments or supplements to the proxy statement, and other documents filed by Yahoo with the SEC in connection with the proposed transactions for no charge at the SEC's website at www.sec.gov, on the Investor Relations page of Yahoo's website investor.yahoo.net or by writing to Investor Relations, Yahoo! Inc., 701 First Avenue, Sunnyvale, CA 94089.

Yahoo and its directors and executive officers, as well as Verizon and its directors and executive officers, may be deemed participants in the solicitation of proxies from Yahoo's investors and stockholders in connection with the proposed transactions. Information concerning the ownership of Yahoo securities by Yahoo's directors and executive officers is included in their SEC filings on Forms 3, 4 and 5, and additional information is also available in Yahoo's annual report on Form 10-K for the year ended December 31, 2015, as amended, and Yahoo's proxy statement for its 2016 annual meeting of stockholders filed with the SEC on May 23, 2016. Information about Verizon's directors and executive officers is set forth in Verizon's annual report on Form 10-K for the year ended December 31, 2016 and will be set forth in the proxy statement to be filed with the SEC in connection with its 2017 annual meeting of stockholders. Additional information may be found in Verizon's proxy statement for its 2016 annual meeting of stockholders filed with the SEC on March 21, 2016.  Information regarding Yahoo's directors, executive officers and other persons who may, under the rules of the SEC, be considered participants in the solicitation of proxies in connection with the proposed transactions, including their respective interests by security holdings or otherwise, also will be set forth in the definitive proxy statement relating to the proposed transactions when it is filed with the SEC. These documents may be obtained free of charge from the sources indicated above.

Forward Looking Statements

In this communication we have made forward-looking statements. These statements are based on our estimates and assumptions and are subject to risks and uncertainties. Forward-looking statements include the information concerning our possible or assumed future results of operations. Forward-looking statements also include those preceded or followed by the words "anticipates," "believes," "estimates," "hopes" or similar expressions. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The following important factors, along with those discussed in our filings with the SEC, could affect future results and could cause those results to differ materially from those expressed in the forward-looking statements: adverse conditions in the U.S. and international economies; the effects of competition in the markets in which we operate; material changes in technology or technology substitution; disruption of our key suppliers' provisioning of products or services; changes in the regulatory environment in which we operate, including any increase in restrictions on our ability to operate our networks; breaches of network or information technology security, natural disasters, terrorist attacks or acts of war or significant litigation and any resulting financial impact not covered by insurance; our high level of indebtedness; an adverse change in the ratings afforded our debt securities by nationally accredited ratings organizations or adverse conditions in the credit markets affecting the cost, including interest rates, and/or availability of further financing; material adverse changes in labor matters, including labor negotiations, and any resulting financial and/or operational impact; significant increases in benefit plan costs or lower investment returns on plan assets; changes in tax laws or treaties, or in their interpretation; changes in accounting assumptions that regulatory agencies, including the SEC, may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; the inability to implement our business strategies; and the inability to realize the expected benefits of strategic transactions.